                                                                       EXHIBIT 8


                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PEOPLES BENEFIT VARIABLE LIFE ACCOUNT A, a separate account established by Peoples Benefit Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Peoples Benefit Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                         Title                            Date




  s/ BART HERBERT, JR.  President, Chairman of the Board   December 19, 2000
----------------------  and Director
Bart Herbert, Jr.

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PEOPLES BENEFIT VARIABLE LIFE ACCOUNT A, a separate account established by Peoples Benefit Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Peoples Benefit Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                        Title                              Date



 s/ BRENDA K. CLANCY    Vice President and Director         December 14, 2000
---------------------
Brenda K. Clancy

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PEOPLES BENEFIT VARIABLE LIFE ACCOUNT A, a separate account established by Peoples Benefit Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Peoples Benefit Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                               Title                      Date



 s/ LARRY N. NORMAN    Executive Vice President and Director   December 13, 2000
---------------------
Larry N. Norman

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PEOPLES BENEFIT VARIABLE LIFE ACCOUNT A, a separate account established by Peoples Benefit Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Peoples Benefit Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                      Title                          Date



/s/ CRAIG D. VERMIE   Vice President, Secretary,            December 14, 2000
-------------------   General Counsel and Director
Craig D. Vermie

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PEOPLES BENEFIT VARIABLE LIFE ACCOUNT A, a separate account established by Peoples Benefit Life Insurance under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN
D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Peoples Benefit Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                          Title                          Date




 /s/ KATHLEEN M. MODZELEWSKI  Vice President and Director    December 13, 2000
----------------------------
Kathleen M. Modzelewski

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PEOPLES BENEFIT VARIABLE LIFE ACCOUNT A, a separate account established by Peoples Benefit Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as her true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Peoples Benefit Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                             Title                           Date


 s/ G. DOUGLAS MANGUM, JR.   Senior Vice President and Director   ___________, 2000
---------------------------
G. Douglas Mangum, Jr.

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PEOPLES BENEFIT VARIABLE LIFE ACCOUNT A, a separate account established by Peoples Benefit Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Peoples Benefit Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                             Title                      Date



s/ DOUGLAS A. SARCIA       Vice President and Director       December 18, 2000
---------------------
Douglas A. Sarcia

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PEOPLES BENEFIT VARIABLE LIFE ACCOUNT A, a separate account established by Peoples Benefit Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Peoples Benefit Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                     Title                             Date



/s/ BRIAN A. SMITH     Vice President and Director         December 15, 2000
------------------
Brian A. Smith

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PEOPLES BENEFIT VARIABLE LIFE ACCOUNT A, a separate account established by Peoples Benefit Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Peoples Benefit Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                            Title                     Date


/s/ DAVID G. REKOSKI          Senior Vice President       December 15, 2000
--------------------          and Director
David G. Rekoski

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PEOPLES BENEFIT VARIABLE LIFE ACCOUNT A, a separate account established by Peoples Benefit Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Peoples Benefit Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.


Signature                           Title                            Date


/s/ MARTHA A. MCCONNELL             Treasurer        December 14, 2000
------------------------
Martha A. McConnell

                                POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below on behalf of PEOPLES BENEFIT VARIABLE LIFE ACCOUNT A, a separate account established by Peoples Benefit Life Insurance Company under the laws of the State of Iowa, hereby make, constitute, and appoint CRAIG D. VERMIE AND JOHN D. CLEAVENGER, and each of them, singularly, as his true and lawful attorney-in-fact with full power:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a registration statement on Form S-6 under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, on behalf of Peoples Benefit Variable Life Account A;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments to such Form S-6 registration statement including post-effective amendments pursuant to Rule 485 under the 1933 Act; and

         (3) to take any and all other actions of whatever kind or nature in connection with such registration statements which said attorneys-in-fact may deem advisable, including providing any certifications or exhibits, and making any requests for acceleration.

Signature                              Title                          Date


/s/ STEVEN CHAMBERLIN      Vice President and Corporate Actuary  December 19, 2000
------------------------
Steven C. Chamberlin
